EXHIBIT 31(b)

mPHASE TECHNOLOGIES, INC.

Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Ronald A. Durando, President and Chief Executive Officer (“principal executive officer”) of mPhase Technologies, Inc. (the “Registrant”), certify that to the best of my knowledge, based upon a review of this Annual Report on Form 10-K (“Form 10-K”):

(1) The Form 10K fully complies with the requirements of the Form 10-K pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/	Ronald A. Durando

Name:	Ronald A. Durando
President and Chief Executive Officer

Date:	September 10, 2003

mPHASE TECHNOLOGIES, INC.

Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Martin S. Smiley, Executive Vice President, Chief Financial Officer and General Counsel (“principal executive officer”) of mPhase Technologies, Inc. (the “Registrant”), certify that to the best of my knowledge, based upon a review of this Annual Report on Form 10-K (“Form 10-K”):

(1) The Form 10K fully complies with the requirements of the Form 10-K pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/	Martin S. Smiley

Name:	Martin S. Smiley
Executive Vice President
Chief Financial Officer and
General Counsel

September 10, 2003

mPHASE TECHNOLOGIES, INC.

Certification of Principal Executive Officer Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Gustave T. Dotoli the Chief Operating Officer (“principal executive officer”) of mPhase Technologies, Inc. (the “Registrant”), certify that to the best of my knowledge, based upon a review of this Annual Report on Form 10-K (“Form 10-K”):

(1) The Form 10-K fully complies with the requirements of the Form 10-K pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/	Gustave T. Dotoli

Name:	Gustave T. Dotoli
Chief Operating Officer

Date:	September 10, 2003